UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 14, 2012

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item       1.01—Entry into a Material Definitive Agreement.

On November 14, 2012, Rockwood Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC (the “Underwriter”) and certain selling stockholders comprising funds affiliated with Kohlberg Kravis Roberts & Co. L.P. (the “Selling Stockholders”). Pursuant to the terms of the Underwriting Agreement, the Selling Stockholders agreed to sell, and the Underwriter agreed to purchase, subject to and upon terms and conditions set forth therein, an aggregate of 6,900,838 shares of the Company’s Common Stock as described in the Prospectus Supplement dated November 14, 2012, which was filed pursuant to the Company’s Registration Statement on Form S-3 (File No. 333- 171290) on December 20, 2010.

A copy of the Underwriting Agreement is attached as an exhibit to this Current Report on Form 8-K.

Item        9.01—Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
1.1*	Underwriting Agreement, dated November 14, 2012, between Rockwood Holdings, Inc., the selling stockholders named therein and Morgan Stanley & Co. LLC

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Thomas J. Riordan
	Name:	Thomas J. Riordan
	Title:	Senior Vice President, Law & Administration